UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Norfolk Southern Corporation

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On March 29, 2024, Norfolk Southern Corporation (“NSC”) updated its website www.VoteNorfolkSouthern.com, which contains information relating to NSC’s 2024 Annual Meeting of Shareholders. A copy of the updated website content (other than that previously filed) can be found below:

HERE’S WHAT PEOPLE ARE SAYING ABOUT JOHN ORR Recognized as an Operations Leader by Industry CEOs JOHN ORR IS ONE OF THE MOST RESPECTED RAILROADERS IN THE INDUSTRY” “[W]ith decades of hands-on experience leading successful operating plans … he was instrumental in executing a scheduled railroading strategy at Kansas City Southern that significantly improved service and productivity, and led to sustainable performance improvement. Having worked side by side with John, I am confident that his strategic vision, steadfast commitment to safety and deep expertise, will make him a tremendous addition to Norfolk Southern’s team.” Patrick J. Ottensmeyer Former KCS President and Chief Executive Officer JOHN HAS UNDOUBTEDLY IMPACTED KANSAS CITY SOUTHERN (KCS) AND CPKC IN A POSITIVE WAY” “I have had the pleasure to serve and lead with John directly or indirectly for over the last two decades. His strong operating acumen and leadership capabilities has enabled him to build a strong team currently leading our CPKC Mexico Operations... As leaders we are charged to leave our organizations better—John has undoubtedly impacted Kansas City Southern (KCS) and CPKC in a positive way, for which we are grateful.” Keith Creel CPKC President and Chief Executive Officer VOTENORFOLKSOUTHERN.COM

STRONG ENDORSEMENTS FROM FINANCIAL ANALYSTS

VERTICAL RESEARCH PARTNERS

"***NSC BRINGS IN ONE OF THE INDUSTRY'S MOST EXPERIENCED OPERATING EXECUTIVES TO IMPROVE THE RAILROAD...*** The arrival of Mr. Orr puts greater confidence in the timing of a potential operating improvement, and now allows NSC to provide investors with an acceleration of the operating margin outlook for a prior range of 100-150 basis points a year to 400 basis points in the second half of 2024 alone. This would bring NSC's operating margins within striking distance of industry peers within a year."

GORDON HASKETT

"Orr is a railroad lifer who spent 34 years at Canadian National and is an ***AWARD-WINNING EXPERT IN PRECISION RAILROADING***. It sounds like he may have actually written a book on the subject."

J.P. MORGAN

"We believe Orr has a strong track record in the industry as a proven operator implementing scheduled railroading, including his role in the task force he led to improve CPKC's operations in Mexico, and ***WE ARE CONSTRUCTIVE ON THE HIRE AND ORR'S ABILITY TO IMPROVE NORFOLK'S OPERATIONS***."

RBC CAPITAL MARKETS

"We flag that Mr. Orr has extensive PSR operating experience over a 40-year career — much of which was with the late Hunter Harrison. ***WE HOLD IN HIGH REGARD MR. ORR'S PSR EXPERTISE, AND VIEW HIS APPOINTMENT TO COO POSITIVELY***."

STIFEL

"Importantly, [John Orr] has the Hunter Harrison PSR pedigree that was missing with outgoing NSC COO Paul Duncan, and consequently, we find it safe to say ***THIS SHOULD BE A WIN IN THE SHAREHOLDERS' VIEW AND A POSSIBLE PATH TOWARDS REACHING A MIDDLE GROUND WITH ANCORA GROUP***."



Important Additional Information

The Company has filed a definitive proxy statement (the "2024 Proxy Statement") on Schedule 14A and a WHITE proxy card with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for its 2024 Annual Meeting of Shareholders (the "2024 Annual Meeting"). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY'S 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2024 Proxy Statement, any amendments or supplements to the 2024 Proxy Statement and other documents that the Company files with the SEC from the SEC's website at www.sec.gov or the Company's website at https://norfolksouthern.investorroom.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Concerning Participants

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the 2024 Annual Meeting is included in Norfolk Southern's 2024 Proxy Statement, filed with the SEC on March 20, 2024. To the extent holdings by our directors and executive officers of Norfolk Southern securities reported in the 2024 Proxy Statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change of Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described above.

NORFOLK SOUTHERN

Quotes taken from publicly available sources. Permission to use quotes was neither sought nor obtained.

NORFOLK SOUTHERN

JOHN ORR
A RESULTS-ORIENTED OPERATOR JOINS NSC




DALLAS
HOUSTON
LAREDO
MONTERREY
SAN LUIS POTOSÍ
QUERÉTARO
MEXICO CITY
TOLUCA

AS CHIEF TRANSFORMATION OFFICER OF CPKC, JOHN LED THE TASK FORCE TO TURN AROUND MEXICO OPERATIONS. . .

SAFETY *Reinvigorated the Mexico safety program implementing rules and knowledge testing across 100% of the operational management team, resulting in a 50% reduction in train accident frequency*

LABOR *Developed the labor strategy for CPKC and helped attain labor agreements that will be foundational for long-term productivity improvements and stability*

PRODUCTIVITY *Adapted automotive operations to enable best-in-class service and asset cycles to the Mexico industrial heartland*

SERVICE *Improved consistency of service out of Lazaro Cardenas and laid the foundation to deliver on strategic initiatives such as the new Laredo International Bridge and Celaya Bypass*

. . .ACHIEVED SIGNIFICANT IMPROVEMENTS IN KEY OPERATING METRICS OVER A 70-DAY* PERIOD. . .

NETWORK SPEED
(miles per hour)

31% IMPROVEMENT


8.1
10.6
BETTER
30-Jul
8-Oct

AVERAGE TERMINAL DWELL
(hours)

14% IMPROVEMENT


18.1
15.6
BETTER
30-Jul
8-Oct

LOCOMOTIVE PRODUCTIVITY
(GTMs / operating horsepower)

10% IMPROVEMENT


62.1
68.0
BETTER
30-Jul
8-Oct

CAR MILES / CAR DAY
(miles per day)

22% IMPROVEMENT


56.6
69.3
BETTER
30-Jul
8-Oct

* CPKC DE MEXICO

…AND GARNERED PRAISE FROM INDUSTRY EXPERTS It’s PSR 2.0 and JOHN HAS DONE A MASTERFUL JOB OF INTEGRATING AND STARTING THAT EVOLUTION in Mexico since that task force was created.” KEITH CREEL CPKC President & CEO, Q4 2023 CPKC Earnings Call (1.30.24) The Mexico task force led by John Orr is working to fully implement PSR across legacy [Kansas City Southern de Mexico] after initially working on restoring service J.P. MORGAN levels and resiliency. The team has identified opportunities to drive additional value with more asset turns that will require less than $100mm of capital investment and (3.12.24) CURRENT CAR MILES PER DAY ARE UP +30% WHILE GTMS AND THROUGHPUT IN MEXICO ARE AT THE HIGHEST GTMS PER DAY LEVEL IN KCSM HISTORY.” Since the appointment of a special task force led by John Orr in late July, the Mexican operations have demonstrated steady improvement. WE SEE SIGNIFICANT RUNWAY FOR ADDITIONAL GAINS AS THE COMPANY IDENTIFIES BOTTLENECKS/ BMO CAPITAL MARKETS INEFFICIENCIES AND CONTINUES TO DEPLOY SOLUTIONS.” (11.12.23) Important Additional Information The Company has filed a definitive proxy statement (the “2024 Proxy Statement”) on Schedule 14A and a WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2024 Proxy Statement, any amendments or supplements to the 2024 Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at https://norfolksouthern. investorroom.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. Certain Information Concerning Participants The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the 2024 Annual Meeting is included in Norfolk Southern’s 2024 Proxy Statement, filed with the SEC on March 20, 2024. To the extent holdings by our directors and executive officers of Norfolk Southern securities reported in the 2024 Proxy Statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change of Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described above. VOTENORFOLKSOUTHERN.COM Quotes taken from publicly available sources. Permission to use quotes was neither sought nor obtained.

###

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement (the “2024 Proxy Statement”) on Schedule 14A and a WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2024 Proxy Statement, any amendments or supplements to the 2024 Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at https://norfolksouthern.investorroom.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the 2024 Annual Meeting is included in Norfolk Southern’s 2024 Proxy Statement, filed with the SEC on March 20, 2024. To the extent holdings by our directors and executive officers of Norfolk Southern securities reported in the 2024 Proxy Statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change of Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described above.